UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 10, 2021

GX ACQUISITION CORP.

(Exact name of registrant as specified in its charter)

Delaware	001- 38914	83- 1702591
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1325 Avenue of the Americas, 25th Floor

New York, NY 10019

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (212) 616-3700

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☑	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Units, each consisting of one share of Class A Common Stock and one-half of one Redeemable Warrant	GXGXU	The NASDAQ Stock Market LLC

Class A Common Stock, par value $0.0001 per share	GXGX	The NASDAQ Stock Market LLC

Warrants, each exercisable for one share Class A Common Stock for $11.50 per share	GXGXW	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☑

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

On May 10, 2021 GX Acquisition Corp. (“GX”) reaffirmed its intention to support the proposal (the “Extension Amendment Proposal”) to amend GX’s amended and restated certificate of incorporation to extend the date by which GX must complete its initial business combination from May 23, 2021 to July 31, 2021 (the “Extension”). The Extension Amendment Proposal will be voted on by stockholders at the upcoming special meeting of stockholders on May 14, 2021 (the “Special Meeting”) and is described in further detail in GX’s Definitive Proxy Statement on Schedule 14A (the “Proxy Statement”), filed with the U.S. Securities and Exchange Commission (“SEC”) on April 14, 2021. If the Extension is approved at the Special Meeting, the holders of shares of GX’s Class A common stock originally sold as part of the units issued in its initial public offering may elect to redeem their Class A common stock for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account including interest not previously released to GX to pay its taxes, divided by the number of then outstanding public shares (as defined in the Proxy Statement).

In order to support this proposal, GX has agreed that, if the Extension is approved, it will deposit into the trust account $0.025 per share for each month of the Extension period, pro-rated for partial months during the Extension period, resulting in a maximum contribution of $0.0565 per share of Class A common stock that is not redeemed in connection with the Special Meeting (the “Maximum Contribution”). This contribution will be funded as follows: on (or prior to) May 23, 2021, GX will deposit into the trust account an amount equal to $0.0315 per share of Class A common stock not redeemed in connection with the Special Meeting and on (or prior to) July 1, 2021, GX will deposit into the trust account an amount equal to $0.025 per share of Class A common stock not redeemed in connection with the Special Meeting, provided that, no such deposits will be made following the completion of GX’s previously announced business combination with Celularity Inc. (“Celularity”), an allogeneic cellular therapy company (the “Celularity Business Combination”). Affiliates of GX’s sponsor, GX Sponsor LLC, have agreed to contribute to GX as a loan an amount equal to the aggregate amount of each monthly contribution described above. The per-share pro rata portion of the trust account on the March 23, 2021 record date for the Special Meeting was approximately $10.15. If the Extension is approved and GX needs the full length of the Extension to complete the Celularity Business Combination and the Maximum Contribution is made, an additional $0.0565 will be added to the per-share redemption amount. No contribution will occur if the Extension Amendment Proposal is not approved, and GX will not make the monthly contributions into the trust account if the Extension is not completed for any reason (including consummation of the Celularity Business Combination). The loan will not bear interest and will be repayable by GX upon consummation of the Celularity Business Combination in cash or through the issuance of private placement warrants (at a price of $1.00 per warrant, capped at $1,500,000), at the option of the lender.

GX and Celularity are continuing to work together to address comments from the staff of the SEC on the proxy statement/prospectus filed in connection with the Celularity Business Combination and to satisfy the various closing conditions to the consummation of the Celularity Business Combination.

On May 10, 2021, GX issued a press release announcing the Maximum Contribution. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated into this Item 8.01 by reference.

Additional Information and Where to Find It

GX has filed a registration Statement with the SEC on Form S-4 (the “Registration Statement”), which includes a preliminary proxy statement to be distributed to holders of GX’s common stock in connection with GX’s solicitation of proxies for the vote by GX’s stockholders with respect to the Business Combination and other matters as described in the Registration Statement, and a prospectus relating to the offer of the securities to be issued to Celularity’s stockholders in connection with the Business Combination. After the Registration Statement has been declared effective, GX will mail a definitive proxy statement and other relevant documents to its stockholders as of the record date established for voting on the Business Combination and the other proposals regarding the Business Combination set forth in the Registration Statement. GX’s stockholders and other interested persons are advised to read the Registration Statement, including the preliminary proxy statement / prospectus contained therein, and any amendments thereto and, once available, the definitive proxy statement / prospectus, in connection with GX’s solicitation of proxies for its special meeting of stockholders to be held to approve, among other things, the Business Combination, because these documents will contain important information about GX, Celularity and the Business Combination. Stockholders may also obtain a copy of the preliminary proxy statement/prospectus or, once available, the definitive proxy statement/prospectus, as well as other documents filed with the SEC regarding the Business Combination and other documents filed with the SEC by GX, without charge, at the SEC’s website located at www.sec.gov or by directing a request to GX Acquisition Corp., 1325 Avenue of the Americas, 25th Floor, New York, NY 10019.

Participants in the Solicitation

GX and its directors and officers may be deemed participants in the solicitation of proxies of GX’s stockholders in connection with the Business Combination. GX’s stockholders and other interested persons may obtain, without charge, more detailed information regarding the directors and officers of GX in GX’s Annual Report on Form 10-K for the fiscal year ended December 31, 2020, which was filed with the SEC on March 4, 2021, GX’s Definitive Proxy Statement on Schedule 14A, which was filed with the SEC on December 4, 2020, the Registration Statement, which was initially filed with the SEC on January 25, 2021 and amended on March 29, 2021 and April 23, 2021, including the preliminary proxy statement/prospectus contained therein, and the Proxy Statement.

Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of proxies of GX’s stockholders in connection with the Business Combination and other matters to be voted upon at the special meeting will be set forth in the registration statement for the Business Combination. Additional information regarding the interests of participants in the solicitation of proxies in connection with the Business Combination is included in the Registration Statement for the Business Combination.

Non-Solicitation

This communication is not a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect of the potential transaction and shall not constitute an offer to sell or a solicitation of an offer to buy the securities of Celularity, the combined company or GX, nor shall there be any sale of any such securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, and otherwise in accordance with applicable law.

Forward Looking Statements

This communication contains, or incorporates by reference, “forward-looking statements” within the meaning of The Private Securities Litigation Reform Act of 1995. Forward-looking statements may include, but are not limited to, statements regarding GX’s, GX’s management team’s, Celularity’s and Celularity’s management team’s expectations, hopes, beliefs, intentions or strategies regarding the future. In addition, any statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. The words “anticipate,” “believe,” “can,” “contemplate,” “continue,” “could,” “estimate,” “expect,” “forecast,” “intends,” “may,” “might,” “outlook,” “plan,” “possible,” “potential,” “predict,” “project,” “seek,” “should,” “strive,” “target,” “will,” “would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. Forward-looking statements in this communication may include, for example: (i) the ability to consummate the Business Combination, (ii) the expected benefits of the Business Combination; (iii) the financial and business performance of Celularity, (iv) the inability to complete the PIPE Investment; (v) the success and timing of Celularity’s cellular therapeutic development activities and initiating clinical trials; (vi) the success and timing of Celularity’s planned clinical trials; (vii) Celularity’s ability to obtain and maintain regulatory approval of any of Celularity’s therapeutic candidates; (viii) Celularity’s plans to research, discover and develop additional therapeutic candidates, including by leveraging genetic engineering and other technologies and expanding into additional indications; (ix) Celularity’s ability to expand its manufacturing capabilities, and to manufacture Celularity’s therapeutic candidates and scale production; (x) Celularity’s ability to meet certain milestones; (xi) changes in Celularity’s strategy, future operations, financial position, estimated revenues and losses, projected costs, prospects and plans; (xii) the implementation, market acceptance and success of Celularity’s business model; (xiii) developments and projections relating to Celularity’s competitors and industry; (xiv) the impact of health epidemics, including the COVID-19 pandemic, on Celularity’s business and the actions Celularity may take in response thereto; (xv) Celularity’s expectations regarding its ability to obtain and maintain intellectual property protection and not infringe on the rights of others; (xvi) expectations regarding the time during which GX will be an emerging growth company under the JOBS Act; (xvii) Celularity’s future capital requirements and sources and uses of cash; (xviii) Celularity’s ability to obtain funding for its operations; (xix) Celularity’s business, expansion plans and opportunities; and (xx) the outcome of any known and unknown litigation and regulatory proceedings. These forward-looking statements are based on information available as of the date of this communication, and current expectations, forecasts and assumptions, and involve a number of judgments, risks and uncertainties. These risks and uncertainties may be amplified by the COVID- 19 pandemic, which has caused significant economic uncertainty. If any of these risks materialize or underlying assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that neither GX nor Celularity presently know, or that GX or Celularity currently believe are immaterial, that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect GX’s and Celularity’s expectations, plans, or forecasts of future events and views as of the date of this communication. GX and Celularity anticipate that subsequent events and developments will cause GX’s and Celularity’s assessments to change. Accordingly, forward-looking statements should not be relied upon as representing GX’s or Celularity’s views as of any subsequent date, and GX does not undertake any obligation to update forward-looking statements to reflect events or circumstances after the date they were made, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws. Additional risks and uncertainties are identified and discussed in GX’s reports filed with the SEC and available at the SEC’s website at http://www.sec.gov.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

The following exhibits are being filed herewith:

Exhibit No.	Description

99.1	Press Release issued May 10, 2021

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GX ACQUISITION CORP.

	By:	/s/ Jay R. Bloom
		Name:	Jay R. Bloom
		Title:	Co-Chief Executive Officer

Dated: May 10, 2021

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